Organization and Nature of Operations	9 Months Ended	12 Months Ended
	Sep. 30, 2014	Dec. 31, 2013
Accounting Policies [Abstract]
Organization and Nature of Operations

Note 1—Organization and Nature of Operations

Eclipse Resources Corporation (the “Company”) was formed on February 13, 2014, pursuant to the laws of the State of Delaware to become a holding company for Eclipse Resources I, LP (“Eclipse I”). Eclipse I is engaged in the acquisition and development of oil and natural gas properties in the Appalachian Basin of the United States, which encompasses the Utica Shale and Marcellus Shale prospective areas.

On June 24, 2014 prior to the completion of the IPO, a Corporate Reorganization was completed. As a part of this corporate reorganization the following transactions occurred (collectively, the “Corporate Reorganization”):

•	the acquisition by Eclipse I of all of the outstanding equity interests in Eclipse Resources Operating, LLC (“Eclipse Operating”);

•	the contribution of equity interests in Eclipse I to Eclipse Resources Holdings, L.P. (“Eclipse Holdings”) by its then limited partners in exchange for similar equity interests in Eclipse Holdings;

•	the transfer of the outstanding equity interests in Eclipse I GP, the general partner of Eclipse I, to Eclipse Holdings; and

•	the contribution of equity interests in Eclipse I and the outstanding equity interests in Eclipse I GP, LLC, to the Company by Eclipse Holdings in exchange for 138,500,000 shares of common stock.

As a result of the Corporate Reorganization, the Company became a majority controlled direct subsidiary of Eclipse Holdings, and Eclipse I became a direct subsidiary of the Company. Each of the transactions that occurred as part of the Corporate Reorganization have been accounted for as a reorganization of entities under common control, with the exception of the acquisition of the outstanding equity interests of Eclipse Operating by Eclipse I, which has been accounted for as a business combination using the acquisition method (See “Note 4—Acquisitions”).

On June 25, 2014, the Company completed the initial public offering (“IPO”) of 30,300,000 shares of $0.01 par value common stock, which included 21,500,000 shares sold by the Company and 8,800,000 shares sold by certain selling stockholders.

The gross proceeds to the Company and selling stockholders were approximately $818.1 million, which resulted in net proceeds to the Company of approximately $544.7 million after deducting expenses and underwriting discounts and commissions of approximately $35.8 million. The Company did not receive any proceeds from the sale of the shares by the certain selling stockholders. The net proceeds from the IPO were used to repay all of the then outstanding borrowings under the revolving credit facility and the Company expects to use the remaining net proceeds to fund a portion of the capital expenditure plan.

Note 1—Organization and Nature of Operations

Eclipse Resources I, LP (“Eclipse I” or the “Partnership”) a Delaware limited partnership, was formed on January 20, 2011. The accompanying consolidated financial statements of Eclipse I for the years ended December 31, 2013 and 2012 include the results of its wholly owned subsidiary, Eclipse Resources-Ohio, LLC, formerly known as the Oxford Oil Company, LLC, (“Oxford”) from June 26, 2013 to December 31, 2013 (see “Note 4” below). Eclipse I is engaged in the acquisition and development of oil and natural gas properties in the Appalachian Basin of the United States, which encompasses the Utica Shale and Marcellus Shale prospective areas.